UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2021 (December 9, 2021)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 9, 2021, on the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (the “Company”), the Board increased the authorized number of directors constituting the Board from twelve to thirteen and elected Admiral Harry B. Harris, Jr., U.S. Navy (Ret.), 65, as a director to serve on the Board. Admiral Harris served as U.S. Ambassador to the Republic of Korea from 2018 to 2021. During his 40 year military career from 1978 to 2018 he commanded the U.S. Pacific Command (USPACOM), U.S. Pacific Fleet, U.S. 6th Fleet, NATO Striking and Support Forces, and the Joint Task Force in Guantanamo. Mr. Harris' initial term as a director on the Board commenced December 9, 2021 and expires at the Company’s 2022 Annual Meeting of Shareholders. He is expected to be nominated by the Board for re-election for a one-year term as a director on the Board expiring at the Company’s 2023 Annual Meeting of Shareholders, which nomination along with all other director nominations would be voted on by shareholders at the Company’s 2022 Annual Meeting of Shareholders. Mr. Harris was not appointed to any committees of the Board, but is expected to be appointed to one or more committees of the Board following the Company’s 2022 Annual Meeting of Shareholders, although which specific committee(s) has not been determined at the time of the filing of this Current Report on Form 8-K.

As a non-employee director on the Board, Mr. Harris will be compensated for service as a director in accordance with the Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2022, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2021 and incorporated in this Item 5.02(d) by reference. There are no arrangements or understandings between Mr. Harris and any other persons pursuant to which Mr. Harris was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which Mr. Harris had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K. A copy of the press release announcing the election of Mr. Harris to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02(d) by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL
99.1	Press Release issued by L3Harris Technologies, Inc. on December 10, 2021

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 13, 2021		Title:	Senior Vice President, General Counsel and Secretary

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